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EXHIBIT 1 TO FORM 8-K



October 17, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated October 17, 2002, of SteelCloud, Inc. and are in agreement with the statements contained in the paragraphs 1,2 and 4 of
Item 4 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.




                                             /s/ Ernst & Young LLP